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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2002
Date of Report (Date of earliest event reported)

PEREGRINE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State of other jurisdiction of incorporation)

0-22209 (Commission File)	953773312 (IRS Employer Identification Number)

3611 Valley Centre Drive
Fifth Floor
San Diego, CA 92130

(858) 481-5000
(Address of Principal Executive Offices)

(Former name of former address, if changed since last report)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

        On June 26, 2002, Peregrine Systems, Inc. completed the sale of its Supply Chain Enablement business to PCI International, Inc., an entity affiliated with Golden Gate Capital LLC, for a cash payment of approximately $35 million before transaction costs. Cerberus Capital Management and Parallax Capital Partners participated with Golden Gate Capital in the transaction. Cereberus Capital Management is an entity affiliated with Ableco Finance LLC, a lender under the loan and security agreement, dated June 12, 2002, by and among Peregrine Systems, Ableco Finance LLC and Foothill Capital Corporation, as the arranger and administrative agent, as amended, under which Peregrine Systems has borrowed $56 million.

        The Supply Chain Enablement business was comprised of certain assets stemming from Peregrine Systems' acquisitions of Harbinger Corporation and Extricity, Inc. The business offers software applications and services that automate and integrate businesses and suppliers for electronic commerce. Among these e-commerce assets was Get2ConnectSM, a global trading community. In connection with the transaction, certain technology acquired from Extricity in April 2001 will remain with Peregrine Systems and will be licensed to the Supply Chain Enablement business.

        The sale was completed pursuant to the Acquisition Agreement, dated June 12, 2002, by and among Peregrine Connectivity, Inc., Peregrine Systems, Inc. and PCI International Limited and Amendment No. 1, dated June 21, 2002, between Peregrine Systems, Peregrine Connectivity, PCI International Limited and PCI International, Inc. Under these two agreements, Peregrine Systems sold all of the shares of its wholly-owned subsidiary, Peregrine Connectivity (formerly Harbinger Corporation) to PCI International, Inc. Peregrine Systems and Peregrine Connectivity also entered into an Intellectual Property Agreement (which relates to the cross-licensing and transfer of certain intellectual property rights related to the Supply Chain Enablement business) and a Transition Services Agreement (which relates to certain transition services to be provided by Peregrine Systems and Peregrine Connectivity to one another).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (b)
  Pro Forma Financial Information.

        If required, the pro forma financial statements shall be filed by an amendment to this current report on Form 8-K not later than 60 days after this current report must be filed.

  (c)
  Exhibits. The following exhibits are filed with this report:

Exhibit Number	Description
2.1	Acquisition Agreement, dated June 12, 2002, by and among Peregrine Connectivity, Inc., Peregrine Systems, Inc. and PCI International Limited.(1)
2.2	Amendment No. 1, dated June 21, 2002 by and among Peregrine Connectivity, Inc, Peregrine Systems, Inc., PCI International Limited and PCI International, Inc.(1)
99.1	Press Release dated June 27, 2002 of Peregrine Systems, Inc.

(1)
The disclosure schedules of Peregrine Connectivity and Peregrine Systems delivered in connection with the acquisition agreement, which cite to certain factual matters as exceptions to the contractual representations of Peregrine Connectivity and Peregrine Systems in the acquisition agreement, and schedules (or similar attachments) to Amendment No. 1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. Peregrine agrees to supplementally furnish a copy of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE SYSTEMS, INC.
Date: July 10, 2002	By:	/s/ KEN SEXTON Ken Sexton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Acquisition Agreement, dated June 12, 2002, by and among Peregrine Connectivity, Inc., Peregrine Systems, Inc. and PCI International Limited.(1)
2.2	Amendment No. 1, dated June 21, 2002 by and among Peregrine Connectivity, Inc, Peregrine Systems, Inc., PCI International Limited and PCI International, Inc.(1)
99.1	Press Release dated June 27, 2002 of Peregrine Systems, Inc.

(1)
The disclosure schedules of Peregrine Connectivity and Peregrine Systems delivered in connection with the acquisition agreement, which cite to certain factual matters as exceptions to the contractual representations of Peregrine Connectivity and Peregrine Systems in the acquisition agreement, and schedules (or similar attachments) to Amendment No. 1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. Peregrine agrees to supplementally furnish a copy of such schedules to the Securities and Exchange Commission upon request.

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  ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS